                                                                    EXHIBIT (16)

                 REAL ESTATE SECURITIES FUND -- CLASS A SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $13.01
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,331.67    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     33.17%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $13.01
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,398.24    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     39.82%    =  T
TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996
Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $13.01
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,500.68    =  ERV
Inception through 12/31/96..................................       2.51    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     17.55%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $13.01
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,575.21    =  ERV
Inception through 12/31/96..................................       2.51    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     19.85%    =  T

                 REAL ESTATE SECURITIES FUND -- CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996

Formula.....................................................    ERV - P    =  T
                                                                -------
                                                                      P
Including Payment of the Sales Charge
Net Asset Value.............................................     $13.01
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,500.68    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     50.07%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $13.01
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,575.21    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     57.52%    =  T

                 REAL ESTATE SECURITIES FUND -- CLASS B SHARES
        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $13.01
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,348.20    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     34.82%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $13.01
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,388.20    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     38.82%    =  T
TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996
Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $13.01
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,515.34    =  ERV
Inception through 12/31/96..................................       2.51    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     18.01%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $13.01
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,545.34    =  ERV
Inception through 12/31/96..................................       2.51    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     18.93%    =  T

                 REAL ESTATE SECURITIES FUND -- CLASS B SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996

Formula.....................................................      ERV - P    =  T
                                                                  -------
                                                                        P
Including Payment of the CDSC
Net Asset Value.............................................       $13.01
Initial Investment..........................................    $1,000.00    =  P
Ending Redeemable Value.....................................    $1,515.34    =  ERV
TOTAL RETURN FOR THE PERIOD.................................       51.53%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................       $13.01
Initial Investment..........................................    $1,000.00    =  P
Ending Redeemable Value.....................................    $1,545.34    =  ERV
TOTAL RETURN FOR THE PERIOD.................................       54.53%    =  T

                 REAL ESTATE SECURITIES FUND -- CLASS C SHARES
        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $13.00
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,378.58    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     37.86%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $13.00
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,388.58    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     38.86%    =  T
TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996
Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $13.00
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,547.23    =  ERV
Inception through 12/31/96..................................       2.51    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     18.99%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $13.00
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,547.23    =  ERV
Inception through 12/31/96..................................       2.51    =  (n)
TOTAL RETURN FOR THE PERIOD.................................     18.99%    =  T

                 REAL ESTATE SECURITIES FUND -- CLASS C SHARES
              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996

Formula.....................................................  ERV - P    =  T
                                                              -------
                                                                 P
Including Payment of the CDSC
Net Asset Value.............................................  $   13.00
Initial Investment..........................................  $1,000.00   = P
Ending Redeemable Value.....................................  $1,547.23   = ERV
TOTAL RETURN FOR THE PERIOD.................................      54.72%  = T
Excluding Payment of the CDSC
Net Asset Value.............................................  $   13.00
Initial Investment..........................................  $1,000.00   = P
Ending Redeemable Value.....................................  $1,547.23   = ERV
TOTAL RETURN FOR THE PERIOD.................................      54.72%  = T

                          REAL ESTATE SECURITIES FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED DECEMBER 31, 1996

                        CURRENT ANNUAL INCOME PER SHARE
                             CURRENT OFFERING PRICE

                                                                $.3800
Class A Shares..............................................    ------    =   2.78%
                                                                $13.66
                                                                $.3000
Class B Shares..............................................    ------    =   2.31%
                                                                $13.01
                                                                $.3000
Class C Shares..............................................    ------    =   2.31%
                                                                $13.00